HC

                                    Exhibit 1
                        SPECIMEN COMMON STOCK CERTIFICATE


                        HEURISTIC DEVELOPMENT GROUP, INC.

 INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
  OF THE STATE OF DELAWARE                             CERTAIN DEFINITIONS


                                                       CUSIP


     THIS CERTIFIES THAT








     IS THE OWNER OF


FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF

      ------------------HEURISTIC DEVELOPMENT GROUP, INC.------------------


                              CERTIFICATE OF STOCK


(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                          Dated:

                       HEURISTIC DEVELOPMENT GROUP, INC.

                                    CORPORATE
                                      SEAL
                                      1996

                                    DELAWARE




                         Secretary                     President

                        HEURISTIC DEVELOPMENT GROUP, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common       UNIF GIFT MIN ACT - ____ Custodian ____
                                                          (Cust)         (Minor)

TEN ENT  --  as tenants by the entireties       under Uniform Gifts to Minors
                                                       Act ______________
JT TEN   --  as joint tenants with right of                  (State)
             survivorship and not as tenants
             in common

     Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------




--------------------------------------------------------------------------------

  (please print or typewrite name and address, including zip code, of assignee)


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-------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

        --------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



---------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.